Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
R.	INCOME TAXES

		(In Millions)
	2012	2011	2010
Income (loss) from continuing operations before income taxes:
U.S.	$(84)	$(575)	$(928)
Foreign	157	183	183

	$73	$(392)	$(745)

Income tax expense (benefit) on income (loss) from continuing operations:
Currently payable:
U.S. Federal	$—	$—	$(24)
State and local	(2)	(1)	22
Foreign	51	63	57
Deferred:
U.S. Federal	31	(103)	190
State and local	7	—	(7)
Foreign	4	1	3

	$91	$(40)	$241

Deferred tax assets at December 31:
Receivables	$14	$14
Inventories	24	28
Other assets, principally stock-based compensation	118	121
Accrued liabilities	156	141
Long-term liabilities	253	260
Net operating loss carryforward	400	260
Tax credit carryforward	25	20

	990	844
Valuation allowance	(787)	(688)

	203	156

Deferred tax liabilities at December 31:
Property and equipment	180	178
Intangibles	286	192
Investment in foreign subsidiaries	8	—
Other	9	25

	483	395

Net deferred tax liability at December 31	$280	$239

At December 31, 2012 and 2011, the net deferred tax liability consisted of net short-term deferred tax assets included in prepaid expenses and other of $41 million and $11 million, respectively, and net long-term deferred tax liabilities included in deferred income taxes and other of $321 million and $250 million, respectively.

The current portion of the state and local income tax benefit includes a $14 million and $10 million tax benefit from the reversal of an accrual for uncertain tax positions resulting primarily from the expiration of applicable statutes of limitations and favorable settlements on state audits in 2012 and 2011, respectively. The deferred portion of the state and local taxes includes a $26 million and $31 million non-cash charge to income tax expense resulting from a change in the valuation allowance against state and local deferred tax assets in 2012 and 2011, respectively.

The accounting guidance for income taxes requires that the future realization of deferred tax assets depends on the existence of sufficient taxable income in future periods. Possible sources of taxable income include taxable income in carryback periods, the future reversal of existing taxable temporary differences recorded as a deferred tax liability, tax-planning strategies that generate future income or gains in excess of anticipated losses in the carryforward period and projected future taxable income.

If, based upon all available evidence, both positive and negative, it is more likely than not (more than 50 percent likely) such deferred tax assets will not be realized, a valuation allowance is recorded. Significant weight is given to positive and negative evidence that is objectively verifiable. A company’s three-year cumulative loss position is significant negative evidence in considering whether deferred tax assets are realizable and the accounting guidance restricts the amount of reliance the Company can place on projected taxable income to support the recovery of the deferred tax assets.

In the fourth quarter of 2010, the Company recorded a $372 million valuation allowance against its U.S. Federal deferred tax assets as a non-cash charge to income tax expense. In reaching this conclusion, the Company considered the weaker retail sales of certain of its building products and the slower than anticipated recovery in the U.S. housing market which led to U.S. operating losses and significant U.S. goodwill impairment charges, that primarily occurred in the fourth quarter of 2010, causing the Company to be in a three-year cumulative U.S. loss position.

During 2012 and 2011, objective and verifiable negative evidence, such as U.S. operating losses and significant impairment charges for U.S. goodwill in 2011 and other intangible assets, continued to outweigh positive evidence necessary to reduce the valuation allowance. As a result, the Company recorded increases of $65 million and $89 million in the valuation allowance against its U.S. Federal deferred tax assets as a non-cash charge to income tax expense in 2012 and 2011, respectively.

Recording the valuation allowance does not restrict the Company’s ability to utilize the future deductions and net operating losses associated with the deferred tax assets assuming taxable income is recognized in future periods.

A rebound in the U.S. housing market from the recent historic lows and retail sales of building products improving from their current levels should have a positive impact on the Company’s operating results in the U.S. A return to sustained profitability in the U.S. should result in objective positive evidence thereby warranting the potential reversal of all or a portion of the valuation allowance.

The $203 million and $156 million of deferred tax assets at December 31, 2012 and 2011, respectively, for which there is no valuation allowance recorded, is anticipated to be realized through the future reversal of existing taxable temporary differences recorded as deferred tax liabilities.

Of the deferred tax asset related to the net operating loss and tax credit carryforwards at December 31, 2012 $411 million will expire between 2020 and 2032 and $14 million is unlimited. Of the deferred tax asset related to the net operating loss and tax credit carryforwards at December 31, 2011 $269 million will expire between 2020 and 2031 and $11 million is unlimited.

The tax benefit from certain stock-based compensation is not recognized as a deferred tax asset until the tax deduction reduces cash taxes. Accordingly, as of December 31, 2012, the Company has not recorded a $27 million deferred tax asset on additional net operating losses that, when realized, will be recorded to paid-in capital.

A tax provision has not been provided at December 31, 2012 for U.S. income taxes or additional foreign withholding taxes on approximately $10 million of undistributed earnings of certain foreign subsidiaries that are considered to be permanently reinvested. It is not practicable to determine the amount of deferred tax liability on such earnings as the actual U.S. tax would depend on income tax laws and circumstances at the time of distribution.

A reconciliation of the U.S. Federal statutory tax rate to the income tax expense (benefit) on income (loss) from continuing operations was as follows:

	2012	2011	2010
U.S. Federal statutory tax rate – expense (benefit)	35%	(35%)	(35%)
State and local taxes, net of U.S. Federal tax benefit	4	—	1
(Lower) higher taxes on foreign earnings	(9)	—	(1)
U.S. and foreign taxes on distributed and undistributed foreign earnings	1	—	—
Goodwill and other intangible assets impairment charges providing no tax benefit	2	3	18
U.S. Federal valuation allowance	89	24	50
Other, net	3	(2)	(1)

Effective tax rate – expense (benefit)	125%	(10%)	32%

Income taxes paid were $57 million, $43 million and $47 million in 2012, 2011 and 2010, respectively.

A reconciliation of the beginning and ending liability for uncertain tax positions, including related interest and penalties, is as follows:

			(In millions)
	Uncertain Tax Positions	Interest and Penalties	Total
Balance at January 1, 2011	$71	$23	$94
Current year tax positions:
Additions	6		6
Reductions	(1)		(1)
Prior year tax positions:
Additions	6		6
Reductions	(1)		(1)
Settlements with tax authorities	(4)	(2)	(6)
Lapse of applicable statute of limitations	(16)		(16)
Interest and penalties recognized in income tax expense		(1)	(1)

Balance at December 31, 2011	$61	$20	$81

Current year tax positions:
Additions	6		6
Prior year tax positions:
Reductions	(4)		(4)
Settlements with tax authorities	—		—
Lapse of applicable statute of limitations	(12)		(12)
Interest and penalties recognized in income tax expense	—	(3)	(3)

Balance at December 31, 2012	$51	$17	$68

If recognized, $34 million and $40 million of the liability for uncertain tax positions at December 31, 2012 and 2011, respectively, net of any U.S. Federal tax benefit, would impact the Company’s effective tax rate.

At December 31, 2012 and 2011, $74 and $86 million of the total liability for uncertain tax positions, including related interest and penalties, is recorded in deferred income taxes and other, $1 and $1 million is recorded in accrued liabilities and $7 and $6 million is recorded in other assets, respectively.

The Company files income tax returns in the U.S. Federal jurisdiction, and various local, state and foreign jurisdictions. The Company continues to participate in the Compliance Assurance Program (“CAP”). CAP is a real-time audit of the U.S. Federal income tax return that allows the Internal Revenue Service (“IRS”), working in conjunction with the Company, to determine tax return compliance with the U.S. Federal tax law prior to filing the return. This program provides the Company with greater certainty about its tax liability for a given year within months, rather than years, of filing its annual tax return and greatly reduces the need for recording a liability for U.S. Federal uncertain tax positions. The IRS has completed their examination of the Company’s consolidated U.S. Federal tax returns through 2011. With few exceptions, the Company is no longer subject to state or foreign income tax examinations on filed returns for years before 2000.

As a result of tax audit closings, settlements and the expiration of applicable statutes of limitations in various jurisdictions within the next 12 months, the Company anticipates that it is reasonably possible the liability for uncertain tax positions could be reduced by approximately $6 million.